Exhibit 99.1
Aurora to Showcase Driverless Trucks Navigating Advanced Road Scenarios at Analyst and Investor Day
Company shares progress toward Commercial Launch and path to gross profit, scale, and self-funding

PITTSBURGH, PA – March 14, 2024 – Today, Aurora Innovation (NASDAQ: AUR) is holding an Analyst and Investor Day at its headquarters in Pittsburgh where executives will share the company’s progress toward driverless deployment and its path to gross profit, scale and self-funding. For the first time, the company will publicly show the Aurora Driver – an SAE Level 4 autonomous driving system – navigating safety-critical scenarios without anyone on board.
"Building on years of development and testing, our work toward the safe and scalable deployment of driverless trucks is nearing a historic milestone," said Chris Urmson, CEO and co-founder of Aurora. “Today will show why we believe we will have the essential components not only for Commercial Launch but also deployment at scale to support a strong and self-sustaining business."
Progress toward Driverless Operations and Commercial Launch
The company’s Safety Case – Aurora’s evidence-based approach to demonstrating that its self-driving vehicles are acceptably safe to operate on public roads – is 93% complete for its launch lane between Dallas and Houston. To show progress toward a closed Safety Case, an Aurora Driver-powered truck with a standard trailer will navigate advanced scenarios on a closed track including:
    •    Autonomous operations: Starting and stopping from a remote app
    •    Advanced capabilities: Avoiding dangerous debris, navigating a tire blowout, and responding to being pulled over by law enforcement
    •    Defensive driving: Handling aggressive cut-ins, unexpected pedestrians, and other road hazards to avoid collisions
Final development of purpose-designed redundant trucks
Aurora has been closed-track testing the all-new autonomous Volvo VNL since late 2023. With safety at the forefront, the soon-to-be released autonomous VNL is a purpose-designed, production-ready, autonomous truck with robust redundant systems. Aurora and Volvo Autonomous Solutions (V.A.S.) are making significant progress towards commercialization. The company strongly believes the only way to safely and responsibly deploy and scale autonomous trucks is through close collaboration with OEM and manufacturing partners.
Path to Self-Funding
Aurora’s Analyst and Investor Day presentation will be available on a live webcast on Aurora’s investor relations website at ir.aurora.tech, with a replay available for 30 days following the live presentation. During the webcast, Aurora will unveil an indicative roadmap to scale that outlines the path to expected capital efficient revenue growth, high gross margins and positive free cash flow, which is supported by key revenue drivers and critical cost-reduction levers.
###

About Aurora
Aurora (Nasdaq: AUR) is delivering the benefits of self-driving technology safely, quickly, and broadly to make transportation safer, increasingly accessible, and more reliable and efficient than ever before. The Aurora Driver is a self-driving system designed to operate multiple vehicle types, from freight-hauling trucks to ride-hailing passenger vehicles, and underpins Aurora’s driver-as-a-service products for trucking and ride-hailing. Aurora is working with industry leaders across the transportation ecosystem, including Continental, FedEx, Hirschbach, PACCAR, Ryder, Schneider, Toyota, Uber, Uber Freight, Volvo Trucks, and Werner. To learn more, visit aurora.tech.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including but not limited to, those statements around our ability to achieve certain milestones around and realize the potential benefits of, the development, manufacturing, scaling and commercialization of the Aurora Driver and related services and technology and on the timeframe we expect or at all, the market opportunity, utilization rates and profitability of our products and services; our business model and aspects of our commercial operations following commercial launch; delivery timeline of the Volvo fully redundant truck platform; the potential savings and opportunities our products and services may offer current and future customers; our expected path to rapid capital efficient revenue growth, high gross margins and positive free cash flow; and our expected cash runway. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading “Risk Factors” section of Aurora Innovation, Inc.’s (“Aurora”) Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 15, 2024, and other documents filed by Aurora from time to time with the SEC, which are accessible on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. Aurora undertakes no obligation to update forward-looking statements to reflect future events or circumstances.